UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 4th, 2018

SEEDO CORP.
(Exact name of registrant as specified in its charter)

Delaware	333-208814	47-2847446
(State of incorporation)	(Commission File Number)	(IRS Employer No.)

HaCarmel 2
Yokneam, Israel 20692
 (Address of principal executive offices and Zip Code)

972 546 642 228
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.    Entry into a Material Definitive Agreement.

On December 4th, 2018, the Company executed a Convertible Debenture, Securities Purchase Agreement and ancillary agreements (collectively, the “Agreements”) with YAII PN, Ltd. Per the terms of the Agreements with YAII PN, the Company was tendered $550,000.00, which is open with right of redemption for two years.

                   Prior to the maturity date of the Convertible Debenture, the Company at its option, has the right to redeem in cash in part or in whole, the amounts outstanding provided that as of the date of the redemption notice (i) the VWAP of the Company’s Common Stock is less than $1.20 and (ii) there is no Equity Conditions Failures as defined therein. The Company shall pay an amount equal to the principal amount being redeemed plus a redemption premium equal to 20% of the outstanding amount being redeemed plus outstanding and accrued Interest.

Pursuant to the Agreements, we shall use the net proceeds for immediate cash infusion to expand our production facilities, as well as normative corporate working capital purposes. There are no other restrictions on future financing transactions. The Agreement does not contain any right of first refusal, participation rights or penalties. YAII PN Ltd. has agreed that neither it nor any of its affiliates shall engage in any short-selling or hedging of our Common Stock during any time.

The foregoing is a summary description of certain terms of the Agreements. For a full description of all terms, please refer to the copy of the Agreements which are filed herewith as Exhibits 10.1 to this Current Report on Form 8-K and incorporated herein by reference. All readers are encouraged to read the entire text of the listed Agreements.

Item 9.01     Financial Statements and Exhibits.

(d)  Exhibits

The following Exhibits are filed as part of this Report.

Exhibit Number	Description

10.1 10.2 10.3 10.4 10.5 10.6
Convertible Debenture of December 4th, 2018 with YAII PN Ltd.

Securities Purchase Agreement of December 4th, 2018 with YAII PN Ltd.

Registration Rights Agreement of December 4th, 2018 with YAII PN Ltd.

Transfer Agent Instructions of December 4th, 2018 with YAII PN Ltd.

Legal Opinion regarding transactions of December 4th, 2018 with YAII PN Ltd.

Board of Director’s Resolution of December 4th, 2018 with YAII PN Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 10th, 2018

SEEDO CORP.

By:	/s/ Zohar Levy
Name:	Zohar Levy
Title:	CEO